--------------------------------------------------------------------------------
SPECIALTY EQUITY
--------------------------------------------------------------------------------

Alliance Technology
Fund

Semi-Annual Report
May 31, 2001

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                           o  Are Not FDIC Insured
                           o  May Lose Value
                           o  Are Not Bank Guaranteed
                          ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
July 11, 2001

Dear Shareholder:

This report contains the performance and investment activity for Alliance Technology Fund for the semi-annual reporting period ended May 31, 2001.

Investment Objective and Policies

Alliance Technology Fund is an open-end fund that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements. The Fund normally will have substantially all of its assets invested in equity securities, but it also invests in debt securities offering appreciation potential. The Fund may invest in listed and unlisted U.S. and foreign securities and has the flexibility to invest both in well-known, established companies and in new, unseasoned companies. The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation.

Investment Results

The following table provides the Fund's investment results for the six- and 12-month periods ended May 31, 2001. For comparison, we have also included performance for the Standard & Poor's (S&P) 500 Stock Index, a standard measure of the performance of the overall U.S. stock market, the NASDAQ Composite Index, which measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market, and the Lipper Science and Technology Fund Index (the "Lipper Index"), which is a performance index of the largest qualifying funds that have a science and technology investment objective.

INVESTMENT RESULTS*
Periods Ended May 31, 2001

                                                       -------------------------
                                                              Total Returns
                                                       -------------------------
                                                       6 Months        12 Months
--------------------------------------------------------------------------------
Alliance Technology Fund
      Class A                                           -12.46%          -36.69%
--------------------------------------------------------------------------------
      Class B                                           -12.79%          -37.15%
--------------------------------------------------------------------------------
      Class C                                           -12.78%          -37.15%
--------------------------------------------------------------------------------
S&P 500 Stock Index                                      -3.90%          -10.55%
--------------------------------------------------------------------------------
NASDAQ Composite Index                                  -18.76%          -37.94%
--------------------------------------------------------------------------------
Lipper Science and Technology Fund Index                -21.63%          -41.61%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of May 31, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

   The Standard & Poor's (S&P) 500 Stock Index is an unmanaged index of 500 U.S. companies and is a common measure of the performance for the overall U.S.


--------------------------------------------------------------------------------
                                                    ALLIANCE TECHNOLOGY FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

   stock market. The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The Index is market-value weighted and includes over 5,000 companies. The Lipper Science and Technology Fund Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the largest qualifying funds that have a science and technology investment objective. (According to Lipper, this investment objective includes those funds that invest at least 65% of their equity portfolios in science and technology stocks.) These funds have generally similar investment objectives to the Fund, although investment policies for the various funds may differ. All comparative indices are unmanaged and reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Technology Fund.

   Additional investment results appear on pages 4-8.

As shown, during the six- and 12-month periods ended May 31, 2001, the Fund underperformed the S&P 500 Stock Index. These comparisons reflect the weakness of the technology sector compared to the overall market as measured by the S&P
500. However, the Fund outperformed both the Lipper Index and the NASDAQ over the same six- and 12- month periods ending May 31, 2001.

The Fund benefited from a concentration of its top positions in lower risk/higher visibility areas, such as transaction processors (First Data Corp.) and subscription-based companies (AOL Time Warner, Inc.). In fact, high visibility computer services represented 16% of portfolio assets at the end of May 2001. The Fund also took advantage of the relative stability of the PC sector versus the overall technology sector, and benefited from the performance of Dell Computer Corp. and Micron Technology, Inc. On the negative side, the Fund's exposure to communications and software hurt performance as most companies in these two sectors saw a slowdown in their growth rates.

Market Commentary and Outlook

As of this letter, NASDAQ has rebounded from its April lows, following the third worst quarter of performance (-26%) in its 30-year history. This rebound reflects investor anticipation of an economic recovery later in the year based on declines in interest rates, tax rebates and lower energy costs. However, despite some stabilization of fundamentals in the U.S., economic weakness is spreading to Europe and Asia. Visibility is limited and as a result, volatility remains a fact of life. Our ability to precisely call the bottom for NASDAQ is obviously limited, but the major decline in equity valuations during the last year has eliminated many of the excesses built into the stock market during its long bull run. It is possible that from here, the biggest risk is not in further price erosion but in the need to create a solid base in the market over several months as investors assess the timing and strength of economic recovery. While we wait, our investment strategy is to focus on preserving capital and controlling risk.


--------------------------------------------------------------------------------
2 o ALLIANCE TECHNOLOGY FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

With the economy slowing, we expect a dichotomy in corporate performance -- well-positioned, well managed companies should capture market share while secondary companies are apt to be on the defensive for some time. This should mean that stock selection based on traditional fundamental analysis will be more rewarded in the next year than it has been in the last several. We look forward to that kind of environment.

Thank you for your interest and investment in Alliance Technology Fund. We look forward to reporting to you in the coming months on the Fund's investment strategy and performance.

Sincerely,


/s/ John D. Carifa

John D. Carifa
President and Chairman


/s/ Peter Anastos

Peter Anastos
Senior Vice President


/s/ Gerald T. Malone

Gerald T. Malone
Senior Vice President

[PHOTO] John D. Carifa

[PHOTO] Peter Anastos

[PHOTO] Gerald T. Malone

Mr. Anastos and Mr. Malone are both Senior Vice Presidents and Portfolio Managers with over 51 years combined investment experience.


--------------------------------------------------------------------------------
                                                    ALLIANCE TECHNOLOGY FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE TECHNOLOGY FUND
GROWTH OF A $10,000 INVESTMENT
5/31/91 TO 5/31/01

Alliance Technology Fund Class A: $67,466
NASDAQ Composite Index: $41,700
S&P 500 Stock Index: $39,876

       [THIS TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL]

                Alliance
             Technology Fund       PSE High Tech Index     S&P 500 Stock Index
           -------------------     -------------------     -------------------
5/31/91         $  9,575                $ 10,000                 $10,000
5/31/92           10,764                  10,572                  10,983
5/31/93           14,153                  12,506                  12,256
5/31/94           16,146                  14,423                  12,777
5/31/95           24,685                  20,069                  15,353
5/31/96           33,544                  27,478                  19,714
5/31/97           36,829                  34,468                  25,518
5/31/98           43,932                  40,675                  33,341
5/31/99           63,882                  65,130                  40,353
5/31/00          106,566                 122,273                  44,578
5/31/01           67,466                  91,219                  39,876


This chart illustrates the total value of an assumed $10,000 investment in Alliance Technology Fund Class A shares (from 5/31/91 to 5/31/01) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's (S&P) 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The Index is market-value weighted and includes over 5,000 companies.

When comparing Alliance Technology Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Technology Fund.


--------------------------------------------------------------------------------
4 o ALLIANCE TECHNOLOGY FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE TECHNOLOGY FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 5/31

                               [BAR CHART OMITTED]

               Alliance Technology Fund-Yearly Periods Ended 5/31

--------------------------------------------------------------------------------
                          Alliance Technology Fund        NASDAQ Composite Index
--------------------------------------------------------------------------------
       5/31/92                      12.42%                        15.65%
       5/31/93                      31.49%                        19.69%
       5/31/94                      14.08%                         4.95%
       5/31/95                      52.89%                        17.60%
       5/31/96                      35.89%                        43.82%
       5/31/97                       9.79%                        12.62%
       5/31/98                      19.29%                        27.03%
       5/31/99                      45.41%                        38.88%
       5/31/00                      66.82%                        37.66%
       5/31/01                     -36.69%                       -37.94%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B, Class C and Advisor Class shares will vary from the results shown due to different expenses charged to these classes. Returns for the Fund include the reinvestment of any distributions paid during the period.

The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The Index is market-value weighted and includes over 5,000 companies. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Technology Fund.


--------------------------------------------------------------------------------
                                                    ALLIANCE TECHNOLOGY FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
May 31, 2001 (unaudited)

INCEPTION DATES            PORTFOLIO STATISTICS
Class A Shares             Net Assets ($ mil): $7,566
3/1/82                     Median Market Capitalization ($mil): $18,722
Class B Shares
5/3/93
Class C Shares
5/3/93

SECTOR BREAKDOWN

Technology
   21.8%  Computer Software                 [PIE CHART OMITTED]
   15.7%  Computer Services
   10.6%  Contract Manufacturing
    9.5%  Communication Equipment
    9.1%  Semi-Conductor Components
    6.7%  Semi-Conductor Capital Equipment
    4.9%  Internet Infrastructure
    4.4%  Computer Hardware/Storage
    0.2%  Computer Peripherals

Consumer Services
    4.3%  Broadcasting & Cable
    1.9%  Cellular Communications

Utilities
    2.6%  Telephone

    8.3%  Short-Term

All data as of May 31, 2001. Sector and country breakdowns and security types are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
6 o ALLIANCE TECHNOLOGY FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
May 31, 2001 (unaudited)

SECURITY TYPE
   91.7%  Equity
    8.3%  Short-Term                        [PIE CHART OMITTED]

COUNTRY BREAKDOWN
   82.4%  United States
    3.3%  Finland
    2.6%  Singapore
    1.9%  United Kingdom
    1.5%  Canada                            [PIE CHART OMITTED]

    8.3%  Short-Term

All data as of May 31, 2001. Sector and country breakdowns and security types are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                                    ALLIANCE TECHNOLOGY FUND o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF MAY 31, 2001

   Class A Shares
--------------------------------------------------------------------------------
                              Without Sales Charge             With Sales Charge
                     1 Year          -36.69%                        -39.38%
                    5 Years           15.00%                         14.00%
                   10 Years           21.56%                         21.03%

   Class B Shares
--------------------------------------------------------------------------------
                              Without Sales Charge             With Sales Charge
                     1 Year          -37.15%                        -39.49%
                    5 Years           14.17%                         14.17%
            Since Inception*          22.13%                         22.13%

   Class C Shares
--------------------------------------------------------------------------------
                              Without Sales Charge             With Sales Charge
                     1 Year          -37.15%                        -37.74%
                    5 Years           14.17%                         14.17%
            Since Inception*          22.13%                         22.13%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (JUNE 30, 2001)

                              Class A              Class B            Class C
--------------------------------------------------------------------------------
                     1 Year   -44.85%              -44.95%             43.35%
                    5 Years    15.29%               15.46%             15.46%
                   10 Years    22.23%                n/a                n/a
            Since Inception    19.22%               21.72%             21.72%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Many equity stocks, and technology stocks in particular, have experienced significant gains in recent years. There is no assurance that these gains will continue. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*    Inception Date: 3/1/82, Class A; 5/3/93 for Class B and Class C shares.

n/a: not available


--------------------------------------------------------------------------------
8 o ALLIANCE TECHNOLOGY FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
May 31, 2001 (unaudited)

                                                                      Percent of
Company                                             Value             Net Assets
--------------------------------------------------------------------------------
Amdocs, Ltd.                               $  442,741,380                   5.8%
--------------------------------------------------------------------------------
First Data Corp.                              404,000,136                   5.3
--------------------------------------------------------------------------------
eBay, Inc.                                    370,231,100                   4.9
--------------------------------------------------------------------------------
DST Systems, Inc.                             329,189,840                   4.4
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                         327,059,037                   4.3
--------------------------------------------------------------------------------
Sanmina Corp.                                 276,098,592                   3.6
--------------------------------------------------------------------------------
Microsoft Corp.                               261,389,712                   3.5
--------------------------------------------------------------------------------
Dell Computer Corp.                           253,731,324                   3.4
--------------------------------------------------------------------------------
Nokia Corp. (ADR)                             251,139,436                   3.3
--------------------------------------------------------------------------------
Xilinx, Inc.                                  248,888,062                   3.3
--------------------------------------------------------------------------------
                                           $3,164,468,619                  41.8%

MAJOR PORTFOLIO CHANGES
Six Months Ended May 31, 2001 (unaudited)

                                               ---------------------------------
                                                             Shares
                                               ---------------------------------

Purchases                                         Bought       Holdings 5/31/01
--------------------------------------------------------------------------------
Applied Micro Circuits Corp.                   1,544,300              1,544,300
--------------------------------------------------------------------------------
CIENA Corp.                                    2,781,700              2,781,700
--------------------------------------------------------------------------------
Cisco Systems, Inc.                            2,169,000             12,373,600
--------------------------------------------------------------------------------
Concord EFS, Inc.                              1,548,000              1,548,000
--------------------------------------------------------------------------------
Electronic Arts, Inc.                          2,017,400              2,017,400
--------------------------------------------------------------------------------
Electronic Data Systems Corp.                  3,027,900              3,027,900
--------------------------------------------------------------------------------
Juniper Networks, Inc.                         1,882,100              1,882,100
--------------------------------------------------------------------------------
Mercury Interactive Corp.                        973,400                973,400
--------------------------------------------------------------------------------
Microsoft Corp.                                3,778,400              3,778,400
--------------------------------------------------------------------------------
PeopleSoft, Inc.                               1,995,300              1,995,300
--------------------------------------------------------------------------------

Sales                                               Sold       Holdings 5/31/01
--------------------------------------------------------------------------------
BEA Systems, Inc.                              2,187,900              3,442,900
--------------------------------------------------------------------------------
Computer Sciences Corp.                        1,819,700                 25,000
--------------------------------------------------------------------------------
Gateway, Inc.                                  4,262,000              1,599,430
--------------------------------------------------------------------------------
Intel Corp.                                    3,314,000                     -0-
--------------------------------------------------------------------------------
Jabil Circuit, Inc.                            4,095,600                     -0-
--------------------------------------------------------------------------------
JDS Uniphase Corp.                             2,904,700                     -0-
--------------------------------------------------------------------------------
Micron Technology, Inc.                        3,868,000              5,130,600
--------------------------------------------------------------------------------
PMC-Sierra, Inc.                               2,557,500                     -0-
--------------------------------------------------------------------------------
STMicroelectronics N.V.                        1,996,300                 25,000
--------------------------------------------------------------------------------
Yahoo, Inc.                                    2,014,300                     -0-
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                    ALLIANCE TECHNOLOGY FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
May 31, 2001 (unaudited)

Company                                               Shares              Value
--------------------------------------------------------------------------------

COMMON STOCKS-92.0%

Technology-83.1%
Communication Equipment-9.6%
CIENA Corp.(a)...................................  2,781,700     $  150,629,055
Cisco Systems, Inc.(a)........................... 12,373,600        238,315,536
Juniper Networks, Inc.(a)........................  1,882,100         80,045,713
Motorola, Inc. ..................................     53,300            783,510
Nokia Corp. (ADR) (Finland)......................  8,588,900        251,139,436
Polycom, Inc.(a).................................     18,600            461,280
Proxim, Inc.(a)..................................     50,000            715,000
QUALCOMM, Inc.(a)................................     10,000            607,400
Tellabs, Inc.(a).................................     20,000            680,200
                                                                 --------------
                                                                    723,377,130
                                                                 --------------
Computer Hardware/Storage-4.4%
Apple Computer, Inc.(a)..........................     30,000            598,500
Avocent Corp.(a).................................  2,284,979         49,995,341
Compaq Computer Corp. ...........................     32,100            513,279
Dell Computer Corp.(a)........................... 10,415,900        253,731,324
Gateway, Inc.(a).................................  1,599,430         26,710,481
Hewlett-Packard Co. .............................     22,300            653,836
International Business Machines Corp. ...........      4,900            547,820
Palm, Inc.(a)....................................     50,000            281,500
Tech Data Corp.(a)...............................     25,500            765,510
                                                                 --------------
                                                                    333,797,591
                                                                 --------------
Computer Peripherals-0.2%
Handspring, Inc.(a)..............................  1,471,300         12,962,153
                                                                 --------------

Computer Services-15.7%
Agilent Technologies, Inc.(a)....................     15,000            503,100
CACI International, Inc. Cl.A(a).................     10,000            407,000
Computer Sciences Corp.(a).......................     25,000          1,049,750
Concord EFS, Inc.(a).............................  1,548,000         78,483,600
DST Systems, Inc.(a).............................  6,193,600        329,189,840
Electronic Data Systems Corp. ...................  3,027,900        185,458,875
Exult, Inc.(a)...................................    787,200         12,626,688
First Data Corp. ................................  6,157,600        404,000,136
Fiserv, Inc.(a)..................................  2,692,825        148,401,586
Sapient Corp.(a).................................  2,890,000         27,657,300
                                                                 --------------
                                                                  1,187,777,875
                                                                 --------------


--------------------------------------------------------------------------------
10 o ALLIANCE TECHNOLOGY FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                               Shares              Value
--------------------------------------------------------------------------------

Computer Software-21.8%
Amdocs, Ltd.(a)..................................  7,164,100     $  442,741,380
BEA Systems, Inc.(a).............................  3,442,900        123,531,252
Cadence Design Systems, Inc.(a)..................     43,300            915,795
Checkpoint Systems, Inc.(a)......................     41,300            564,158
Computer Associates International, Inc. .........     23,100            655,116
Electronic Arts, Inc.(a).........................  2,017,400        118,804,686
I2 Technologies, Inc.(a).........................  3,883,000         77,970,640
Informatica Corp.(a).............................  1,951,600         36,514,436
Macromedia, Inc.(a)..............................     20,000            445,600
Macrovision Corp.(a).............................  1,532,100         79,194,249
Mercury Interactive Corp.(a).....................    973,400         57,664,216
Microsoft Corp.(a)...............................  3,778,400        261,389,712
Oracle Corp.(a)..................................  7,874,400        120,478,320
PeopleSoft, Inc.(a)..............................  1,995,300         80,510,355
Phoenix Technologies, Ltd.(a)....................     50,000            657,500
Rational Software Corp.(a).......................  3,631,300         87,514,330
SAP AG (ADR) (Germany)...........................     15,000            526,650
Siebel Systems, Inc.(a)..........................    808,400         36,669,024
VERITAS Software Corp.(a)........................  1,660,700        110,021,375
Vitria Technology, Inc. .........................  2,913,275         14,653,773
                                                                 --------------
                                                                  1,651,422,567
                                                                 --------------
Contract Manufacturing-10.6%
Celestica, Inc. (Canada)(a)......................  2,209,900        110,495,000
DDi Corp.(a).....................................  1,120,700         23,601,942
Flextronics International, Ltd. (Singapore)(a)...  7,714,700        194,564,734
Plexus Corp.(a)..................................    632,200         19,086,118
Sanmina Corp.(a)................................. 10,203,200        276,098,592
SCI Systems, Inc.(a).............................     27,100            639,831
Solectron Corp.(a)...............................  8,380,000        180,756,600
                                                                 --------------
                                                                    805,242,817
                                                                 --------------
Internet Infrastructure-4.9%
eBay, Inc.(a)....................................  6,117,500        370,231,100
                                                                 --------------

Semi-Conductor Capital Equipment-6.8%
Applied Materials, Inc.(a).......................  3,500,060        174,757,996
ASM International N.V. (Netherlands)(a)..........     35,300            781,189
KLA-Tencor Corp.(a)..............................  3,506,200        180,990,044
LAM Research Corp.(a)............................     15,000            414,300
Teradyne, Inc.(a)................................  3,872,000        154,299,200
                                                                 --------------
                                                                    511,242,729
                                                                 --------------
Semi-Conductor Components-9.1%
Agere Systems, Inc. Cl.A(a)......................     88,300            618,100
Altera Corp.(a)..................................  9,193,000        220,632,000
Applied Micro Circuits Corp.(a)..................  1,544,300         27,905,501
Chartered Semiconductor Manufacturing, Ltd.
   (ADR) (Singapore)(a)..........................     25,000            707,500


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                   Shares or
                                                   Principal
                                                      Amount
Company                                                (000)              Value
--------------------------------------------------------------------------------

Micron Technology, Inc.(a).......................  5,130,600     $  192,397,500
STMicroelectronics N.V. (Netherlands)............     25,000            888,750
Xilinx, Inc.(a)..................................  6,033,650        248,888,062
                                                                 --------------
                                                                    692,037,413
                                                                 --------------
                                                                  6,288,091,375
                                                                 --------------
Consumer Services-6.3%
Broadcasting & Cable-4.4%
AOL Time Warner, Inc.(a).........................  6,261,900        327,059,037
                                                                 --------------

Cellular Communications-1.9%
Vodafone Group Plc (ADR) (United Kingdom)........  5,588,273        144,680,388
                                                                 --------------
                                                                    471,739,425
                                                                 --------------
Utilities-2.6%
Telephone Utility-2.6%
Qwest Communications International, Inc. ........  5,405,709        198,605,748
                                                                 --------------

Total Common Stocks
   (cost $6,438,004,192).........................                 6,958,436,548
                                                                 --------------

SHORT-TERM INVESTMENT-8.3%
Time Deposit-8.3%
State Street Euro Dollar
   3.50%, 6/01/01
   (amortized cost $628,365,000).................   $628,365        628,365,000
                                                                 --------------

Total Investments-100.3%
   (cost $7,066,369,192).........................                 7,586,801,548
Other assets less liabilities-(0.3%).............                   (21,051,226)
                                                                 --------------

Net Assets-100%..................................                $7,565,750,322
                                                                 ==============

(a) Non-income producing security.

    Glossary:

    ADR - American Depositary Receipt.

    See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE TECHNOLOGY FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
May 31, 2001 (unaudited)

Assets
Investments in securities, at value
   (cost $7,066,369,192)...................................      $7,586,801,548
Cash.......................................................               2,105
Receivable for investment securities sold..................           9,916,650
Receivable for capital stock sold..........................           6,224,182
Interest and dividends receivable..........................             815,279
                                                                 --------------
Total assets...............................................       7,603,759,764
                                                                 --------------
Liabilities
Advisory fee payable.......................................          18,915,973
Payable for investment securities purchased................           8,971,623
Payable for capital stock redeemed.........................           7,767,159
Distribution fee payable...................................           1,321,314
Accrued expenses and other liabilities.....................           1,033,373
                                                                 --------------
Total liabilities..........................................          38,009,442
                                                                 --------------
Net Assets.................................................      $7,565,750,322
                                                                 ==============
Composition of Net Assets
Capital stock, at par......................................      $    1,013,924
Additional paid-in capital.................................       7,929,752,625
Net investment loss........................................         (54,821,774)
Accumulated net realized loss on investments...............        (830,626,809)
Net unrealized appreciation of investments.................         520,432,356
                                                                 --------------
                                                                 $7,565,750,322
                                                                 ==============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($2,289,232,905 / 29,292,997 shares of capital stock
   issued and outstanding).................................              $78.15
Sales charge--4.25% of public offering price...............                3.47
                                                                         ------
Maximum offering price.....................................              $81.62
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($3,937,695,240 / 54,045,959 shares of capital stock
   issued and outstanding).................................              $72.86
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($1,048,934,075 / 14,402,173 shares of capital stock
   issued and outstanding)....................................           $72.83
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($289,888,102 / 3,651,254 shares of capital stock
   issued and outstanding)....................................           $79.39
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended May 31, 2001 (unaudited)

Investment Income
Interest.....................................  $ 24,119,153
Dividends (net of foreign taxes withheld
   of $320,230)..............................     3,069,193   $      27,188,346
                                               ------------
Expenses
Advisory fee.................................    38,254,439
Distribution fee--Class A....................     3,783,453
Distribution fee--Class B....................    21,836,310
Distribution fee--Class C....................     5,845,543
Transfer agency..............................    10,318,028
Printing.....................................       898,320
Registration.................................       462,757
Custodian....................................       295,888
Administrative...............................        70,000
Audit and legal..............................        64,716
Directors' fees..............................        53,500
Miscellaneous................................       127,166
                                               ------------
Total expenses...............................                        82,010,120
                                                              -----------------
Net investment loss..........................                       (54,821,774)
                                                              -----------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
   transactions..............................                      (788,733,033)
Net realized gain on written option
   transactions..............................                            69,198
Net change in unrealized
   appreciation/depreciation of
   investments...............................                      (297,653,515)
                                                              -----------------
Net loss on investments......................                    (1,086,317,350)
                                                              -----------------
Net Decrease in Net Assets from
   Operations................................                 $  (1,141,139,124)
                                                              =================

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE TECHNOLOGY FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                 Six Months
                                                   Ended           Year Ended
                                                May 31, 2001      November 30,
                                                (unaudited)           2000
                                              ---------------   ---------------

Increase (Decrease) in Net Assets
from Operations
Net investment loss.......................... $   (54,821,774)  $  (166,360,739)
Net realized gain (loss) on investments,
   written options and foreign currency
   transactions..............................    (788,663,835)      577,469,217
Net change in unrealized
   appreciation/depreciation of
   investments...............................    (297,653,515)   (2,425,332,216)
                                              ---------------   ---------------
Net decrease in net assets
   from operations...........................  (1,141,139,124)   (2,014,223,738)
Distributions to Shareholders from:
Net realized gain on investments
   Class A...................................    (172,539,967)      (80,014,950)
   Class B...................................    (329,351,196)     (152,695,604)
   Class C...................................     (87,346,433)      (35,768,800)
   Advisor Class.............................     (18,612,639)      (11,845,515)
Capital Stock Transactions
Net increase.................................     420,615,563     3,860,917,561
                                              ---------------   ---------------
Total increase (decrease)....................  (1,328,373,796)    1,566,368,954
Net Assets
Beginning of period..........................   8,894,124,118     7,327,755,164
                                              ---------------   ---------------
End of period................................ $ 7,565,750,322   $ 8,894,124,118
                                              ===============   ===============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
May 31, 2001 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Technology Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
16 o ALLIANCE TECHNOLOGY FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), a quarterly advisory fee equal to the following percentages of the value of the Fund's aggregate net assets at the close of business on the last business day of the previous quarter: .25 of 1.00% of the first $10 billion, .25 of .975% of the next $2.5 billion, .25 of .95% of the next $2.5 billion, .25 of .925% of the next $2.5 billion, .25 of .90% of the next $2.5 billion, .25 of .875% of the next $2.5 billion and .25 of .85% of the net assets in excess of $22.5 billion. Prior to March 1, 2000, the effective advisory fee was a quarterly rate equal to .25% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Fund paid $70,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 2001.

The Fund compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $7,662,289 for the six months ended May 31, 2001.

For the six months ended May 31, 2001, the Fund's expenses were reduced by $238,504 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $438,005 from the sales of Class A shares and $122,379, $3,937,084 and $206,481 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2001.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2001 amounted to $2,316,152, of which $99,210 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution


--------------------------------------------------------------------------------
18 o ALLIANCE TECHNOLOGY FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $108,283,012 and $6,474,027 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $2,383,120,498 and $1,904,666,695, respectively, for the six months ended May 31, 2001. There were no purchases or sales of U.S. government and government agency obligations for the six months ended May 31, 2001.

At May 31, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $1,479,567,240 and gross unrealized depreciation of investments was $959,134,884 resulting in net unrealized appreciation of $520,432,356.

Option Transactions

For hedging and investment purposes, the Fund purchases and writes call options listed on national securities exchanges and purchases listed put options, including put options on market indices.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium re-


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

ceived is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

Transactions in options written for the six months ended May 31, 2001 were as follows:

                                                  Number of
                                                  Contracts         Premiums
                                               ===============   ==============
Options outstanding at beginning of
   the period.................................              -0-  $           -0-
Options written...............................          15,040       11,366,099
Options terminated in closing purchase
   transactions...............................         (15,040)     (11,366,099)
                                               ---------------   --------------
Options outstanding at
   May 31, 2001...............................              -0-  $           -0-
                                               ---------------   --------------

NOTE E

Security Lending

The Fund has entered into a securities lending agreement with ING Institutional Trust Company (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Fund. ING Institutional Trust Company will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of May 31, 2001, the Fund had no securities on loan. For the six months ended May 31, 2001, the Fund received fee income of $76,969 which is included in interest income in the accompanying Statement of Operations.

NOTE F

Capital Stock

There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized


--------------------------------------------------------------------------------
20 o ALLIANCE TECHNOLOGY FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

shares. Transactions in capital stock were as follows:

                                 --------------------------------     ------------------------------------
                                                Shares                                 Amount
                                 --------------------------------     ------------------------------------
                                 Six Months Ended      Year Ended     Six Months Ended          Year Ended
                                     May 31, 2001    November 30,         May 31, 2001        November 30,
                                      (unaudited)            2000          (unaudited)                2000
                                 -------------------------------------------------------------------------
Class A
Shares sold                            43,313,898      95,393,428      $ 3,770,636,445    $ 13,093,688,368
----------------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                        1,731,388         651,959          160,729,482          75,057,996
----------------------------------------------------------------------------------------------------------
Shares converted
   from Class B                           147,537         232,034           11,827,951          31,810,716
----------------------------------------------------------------------------------------------------------
Shares redeemed                       (43,711,836)    (87,908,770)      (3,800,365,891)    (12,028,104,688)
----------------------------------------------------------------------------------------------------------
Net increase                            1,480,987       8,368,651      $   142,827,987    $  1,172,452,392
==========================================================================================================

Class B
Shares sold                             4,691,795      21,330,696      $   379,386,973    $  2,774,498,369
----------------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                        3,510,947       1,302,869          304,918,887         141,960,026
----------------------------------------------------------------------------------------------------------
Shares converted
   to Class A                            (158,067)       (245,861)         (11,827,951)        (31,810,716)
----------------------------------------------------------------------------------------------------------
Shares redeemed                        (6,480,260)     (7,007,920)        (502,157,458)       (896,429,264)
----------------------------------------------------------------------------------------------------------
Net increase                            1,564,415      15,379,784      $   170,320,451    $  1,988,218,415
==========================================================================================================

Class C
Shares sold                             4,261,146      17,441,842      $   347,523,801    $  2,272,555,163
----------------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                          942,847         307,791           81,843,894          33,525,522
----------------------------------------------------------------------------------------------------------
Shares redeemed                        (4,792,122)    (12,348,038)        (380,727,719)     (1,607,290,183)
----------------------------------------------------------------------------------------------------------
Net increase                              411,871       5,401,595      $    48,639,976    $    698,790,502
==========================================================================================================

Advisor Class
Shares sold                             1,163,736       2,249,127      $   101,384,203    $    310,864,382
----------------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                          188,376          98,851           17,726,534          11,501,365
----------------------------------------------------------------------------------------------------------
Shares redeemed                          (691,573)     (2,291,969)         (60,283,588)       (320,909,495)
----------------------------------------------------------------------------------------------------------
Net increase                              660,539          56,009      $    58,827,149    $      1,456,252
==========================================================================================================


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2001.


--------------------------------------------------------------------------------
22 o ALLIANCE TECHNOLOGY FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

                                 -------------------------------------------------------------------------------------------------
                                                                                Class A
                                 -------------------------------------------------------------------------------------------------
                                  Six Months
                                       Ended
                                     May 31,                                      Year Ended November 30,
                                        2001        ------------------------------------------------------------------------------
                                 (unaudited)               2000            1999              1998             1997            1996
                                 -------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ........   $     95.32        $    111.46     $     68.60        $    54.44      $     51.15      $    46.64
                                 -------------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) .......          (.36)             (1.35)           (.99)             (.68)            (.51)           (.39)
Net realized and unrealized
  gain (loss) on investments,
  written options and foreign
  currency transactions ......        (10.53)            (10.75)          49.02             15.42             4.22            7.28
                                 -------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .................        (10.89)            (12.10)          48.03             14.74             3.71            6.89
                                 -------------------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains .............         (6.28)             (4.04)          (5.17)             (.58)            (.42)          (2.38)
                                 -------------------------------------------------------------------------------------------------
Net asset value, end of period   $     78.15        $     95.32     $    111.46        $    68.60      $     54.44      $    51.15
                                 =================================================================================================
Total Return
Total investment return based
  on net asset value(b) ......        (12.46)%           (11.48)%          74.67%            27.36%            7.32%         16.05%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ............   $ 2,289,233        $ 2,650,904     $ 2,167,060        $  824,636      $   624,716      $  594,861
Ratio of expenses to
  average net assets .........          1.49%(c)           1.50%           1.68%(d)          1.66%(d)         1.67%(d)        1.74%
Ratio of net investment loss
  to average net assets ......          (.84)%(c)          (.98)%         (1.11)%           (1.13)%           (.97)%          (.87)%
Portfolio turnover rate ......            26%                46%             54%               67%              51%             30%

See footnote summary on page 27.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

                                 -------------------------------------------------------------------------------------------------
                                                                                Class B
                                 -------------------------------------------------------------------------------------------------
                                  Six Months
                                       Ended
                                     May 31,                                      Year Ended November 30,
                                        2001        ------------------------------------------------------------------------------
                                 (unaudited)               2000            1999              1998             1997            1996
                                 -------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ........   $     89.59        $    105.73     $     65.75        $    52.58      $     49.76      $    45.76
                                 -------------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) .......          (.63)             (2.17)          (1.54)            (1.08)            (.88)           (.70)
Net realized and unrealized
  gain (loss) on investments,
  written options and foreign
  currency transactions ......         (9.82)             (9.93)          46.69             14.83             4.12            7.08
                                 -------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .................        (10.45)            (12.10)          45.15             13.75             3.24            6.38
                                 -------------------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains .............         (6.28)             (4.04)          (5.17)             (.58)            (.42)          (2.38)
                                 -------------------------------------------------------------------------------------------------
Net asset value, end of period   $     72.86        $     89.59     $    105.73        $    65.75      $     52.58      $    49.76
                                 =================================================================================================
Total Return
Total investment return based
  on net asset value(b) ......        (12.79)%           (12.12)%         73.44%            26.44%            6.57%          15.20%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ............   $ 3,937,695        $ 4,701,567     $ 3,922,584        $1,490,578      $ 1,053,436      $  660,921
Ratio of expenses to
  average net assets .........          2.22%(c)           2.20%           2.39%(d)          2.39%(d)         2.38%(d)        2.44%
Ratio of net investment loss
  to average net assets ......         (1.57)%(c)         (1.68)%         (1.83)%           (1.86)%          (1.70)%         (1.61)%
Portfolio turnover rate ......            26%                46%             54%               67%              51%             30%

See footnote summary on page 27.


--------------------------------------------------------------------------------
24 o ALLIANCE TECHNOLOGY FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

                                 -------------------------------------------------------------------------------------------------
                                                                                Class C
                                 -------------------------------------------------------------------------------------------------
                                  Six Months
                                       Ended
                                     May 31,                                      Year Ended November 30,
                                        2001        ------------------------------------------------------------------------------
                                 (unaudited)               2000            1999              1998             1997            1996
                                 -------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ........   $     89.55        $    105.69     $     65.74        $    52.57      $     49.76      $    45.77
                                 -------------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) .......          (.63)             (2.19)          (1.57)            (1.08)            (.88)           (.70)
Net realized and unrealized
  gain (loss) on investments,
  written options and foreign
  currency transactions ......         (9.81)             (9.91)          46.69             14.83             4.11            7.07
                                 -------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .................        (10.44)            (12.10)          45.12             13.75             3.23            6.37
                                 -------------------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains .............         (6.28)             (4.04)          (5.17)             (.58)            (.42)          (2.38)
                                 -------------------------------------------------------------------------------------------------
Net asset value, end of period   $     72.83        $     89.55     $    105.69        $    65.74      $     52.57      $    49.76
                                 =================================================================================================
Total Return
Total investment return based
  on net asset value(b) ......        (12.78)%           (12.13)%         73.40%            26.44%            6.55%          15.17%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ............   $ 1,048,934        $ 1,252,765     $   907,707        $  271,320      $   184,194      $  108,488
Ratio of expenses to
  average net assets .........          2.22%(c)           2.21%           2.41%(d)          2.40%(d)         2.38%(d)        2.44%
Ratio of net investment loss
  to average net assets ......         (1.57)%(c)         (1.69)%         (1.85)%           (1.87)%          (1.70)%         (1.60)%
Portfolio turnover rate ......            26%                46%             54%               67%              51%             30%

See footnote summary on page 27.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

                                 -------------------------------------------------------------------------------------------------
                                                                          Advisor Class
                                 ----------------------------------------------------------------------------------------------

                                  Six Months                                                                         October 2,
                                       Ended                                                                         1996(e) to
                                     May 31,                              Year Ended November 30,                      November
                                        2001       ------------------------------------------------------------             30,
                                 (unaudited)              2000           1999             1998             1997            1996
                                 ----------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ........   $     96.60       $    112.59    $     69.04       $    54.63      $     51.17      $    47.32
                                 ----------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) .......          (.23)             (.91)          (.68)            (.50)            (.45)           (.05)
Net realized and unrealized
  gain (loss) on investments,
  written options and foreign
  currency transactions ......        (10.70)           (11.04)         49.40            15.49             4.33            3.90
                                 ----------------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .................        (10.93)           (11.95)         48.72            14.99             3.88            3.85
                                 ----------------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains .............         (6.28)            (4.04)         (5.17)            (.58)            (.42)             -0-
                                 ----------------------------------------------------------------------------------------------
Net asset value, end of period   $     79.39       $     96.60    $    112.59       $    69.04      $     54.63      $    51.17
                                 ==============================================================================================
Total Return
Total investment return based
  on net asset value(b) ......        (12.33)%          (11.22)%        75.22%           27.73%            7.65%           8.14%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ............   $   289,888       $   288,889    $   330,404       $  230,295      $   167,120      $      566
Ratio of expenses to
  average net assets .........          1.18%(c)          1.19%          1.35%(d)         1.37%(d)         1.39%(d)        1.75%(c)
Ratio of net investment loss
  to average net assets ......          (.54)%(c)         (.66)%         (.78)%           (.84)%           (.81)%         (1.21)%(c)
Portfolio turnover rate ......            26%               46%            54%              67%              51%             30%

See footnote summary on page 27.


--------------------------------------------------------------------------------
26 o ALLIANCE TECHNOLOGY FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a) Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Annualized.

(d) Ratio reflects expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                         Year Ended November 30,
                                    --------------------------------
                                        1999      1998     1997
                                    --------------------------------
    Class A.................            1.66%     1.65%    1.66%
    Class B.................            2.38%     2.38%    2.36%
    Class C.................            2.40%     2.38%    2.37%
    Advisor Class...........            1.34%     1.36%    1.38%

(e) Commencement of distribution.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 27

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

portfolio

The collection of securities that make up a fund's or an investor's investments.


--------------------------------------------------------------------------------
28 o ALLIANCE TECHNOLOGY FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $433 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 56 of the FORTUNE 100 companies and public retirement funds in 36 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 620 investment professionals in 35 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/01.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 29

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o  Low Minimum Investments

   You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o  Automatic Reinvestment

   You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o  Automatic Investment Program

   Build your investment account by having money automatically transferred from your bank account on a regular basis.

o  Dividend Direction Plans

   You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o  Auto Exchange

   You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o  Systematic Withdrawals

   Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o  E-Statements

   Sign up to view your quarterly account statement on-line, rather than wait to receive paper copies in the mail--it's easy, convenient and saves you time and storage space.

o  A Choice of Purchase Plans

   Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o  Telephone Transaction

   Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o  Alliance Answer: 24-Hour Information

   For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o  The Alliance Advance

   A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, including daily pricing, make additional investments, exchange between Alliance funds and view fund performance.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
30 o ALLIANCE TECHNOLOGY FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Robert C. Alexander(1)
David H. Dievler(1)
William H. Foulk, Jr.(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)

OFFICERS

Peter Anastos, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Gerald T. Malone, Senior Vice President
Thomas J. Bardong, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1) Member of the Audit Committee.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 31

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
32 o ALLIANCE TECHNOLOGY FUND

Alliance Technology Fund

1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

TECSR501